                                                                    Exhibit 3.26

                                     BY-LAWS

                                       OF

                              MAXI DRUG NORTH, INC.
                            (a Delaware Corporation)

                           Adopted December 28, 2001

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                                TABLE OF CONTENTS

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ARTICLE I OFFICES AND SEAL............................................................................1
SECTION 1. Registered Office..........................................................................1
SECTION 2. Other Offices..............................................................................1
SECTION 3. Seal.......................................................................................1

ARTICLE II MEETINGS OF STOCKHOLDERS...................................................................1
SECTION 1. Place of Meeting...........................................................................1
SECTION 2. Annual Meeting.............................................................................1
SECTION 3. Special Meetings...........................................................................1
SECTION 4. Notice.....................................................................................2
SECTION 5. Presiding Officer..........................................................................2
SECTION 6. Quorum and Adjournments....................................................................2
SECTION 7. Votes; Proxies.............................................................................3
SECTION 8. Action Without Meeting.....................................................................3

ARTICLE III DIRECTORS.................................................................................4
SECTION 1. General Powers.............................................................................4
SECTION 2. Number and Election........................................................................4
SECTION 3. Term of Office.............................................................................5
SECTION 4. Vacancies..................................................................................5
SECTION 5. Removal by Stockholders....................................................................5
SECTION 6. Resignation of Directors...................................................................5
SECTION 7. Compensation...............................................................................5

ARTICLE IV MEETINGS OF DIRECTORS......................................................................5
SECTION 1. Time and Place of Meetings of New Board....................................................5
SECTION 2. Regular Meetings...........................................................................6
SECTION 3. Presiding Officer..........................................................................6
SECTION 4. Votes......................................................................................6
SECTION 5. Quorum and Adjournment.....................................................................6
SECTION 6. Action Without Meeting.....................................................................7
SECTION 7. Limitation of Liability....................................................................7
SECTION 8. Participation via Communications Equipment.................................................7
SECTION 9. Minutes....................................................................................7

ARTICLE V COMMITTEES OF DIRECTORS.....................................................................7
SECTION 1. Executive Committee........................................................................7
SECTION 2. Audit Committee............................................................................9
SECTION 3. Other Committees...........................................................................9
SECTION 4. Term of Office............................................................................10
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                                        i
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                                TABLE OF CONTENTS
                                  (continued)

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ARTICLE VI NOTICES...................................................................................10
SECTION 1. How Made..................................................................................10
SECTION 2. Waiver of Notice..........................................................................10

ARTICLE VII OFFICERS.................................................................................11
SECTION 1. Officers..................................................................................11
SECTION 2. How Elected...............................................................................11
SECTION 3. Tenure........................................................................... ........11
SECTION 4. Removal...................................................................................11
SECTION 5. Resignation...............................................................................11
SECTION 6. Compensation..............................................................................11
SECTION 7. Vacancies.................................................................................11
SECTION 8. Chairman of the Board.....................................................................11
SECTION 9. President.................................................................................12
SECTION 10. Executive Vice Presidents and Vice Presidents............................................12
SECTION 11. Secretary................................................................................12
SECTION 12. Assistant Secretaries....................................................................12
SECTION 13. Treasurer................................................................................12
SECTION 14. Assistant Treasurers.....................................................................13
SECTION 15. Controller...............................................................................13
SECTION 16. Assistant Controllers............................................................. ......13
SECTION 17. Subordinate Officers.....................................................................13

ARTICLE VIII CERTIFICATES OF STOCK...................................................................13
SECTION 1. Form and Execution of Certificates........................................................13
SECTION 2. Transfer of Shares........................................................................14
SECTION 3. Closing of Transfer Books.................................................................14
SECTION 4. Fixing Date for Determination of Stockholders of Record...................................15
SECTION 5. Lost or Destroyed Certificates............................................................15
SECTION 6. Uncertificated Shares.....................................................................16
SECTION 7. Stock Ledger..............................................................................16
SECTION 8. Close Corporation.........................................................................16

ARTICLE IX EXECUTION OF DOCUMENTS....................................................................16
SECTION 1. Execution of Checks, Notes, etc...........................................................16
SECTION 2. Execution of Contracts, Assignments, etc..................................................17
SECTION 3. Execution of Proxies......................................................................17

ARTICLE X INSPECTION OF BOOKS........................................................................17
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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE XI FISCAL YEAR...............................................................................17

ARTICLE XII AMENDMENTS...............................................................................17

ARTICLE XIII INDEMNIFICATION.........................................................................18
SECTION 1. Indemnification of Officers, Directors and Others.........................................18
SECTION 2. Authorization.............................................................................19
SECTION 3. Expense Advance...........................................................................20
SECTION 4. Nonexclusivity............................................................................20
SECTION 5. Insurance.................................................................................20
SECTION 6. "The Corporation".........................................................................20
SECTION 7. Other Indemnification.....................................................................20
SECTION 8. Other Definitions.........................................................................21
SECTION 9. Continuation of Indemnification...........................................................21
SECTION 10. Amendment or Repeal......................................................................21

ARTICLE XIV MISCELLANEOUS............................................................................21
SECTION 1. Annual Statements.........................................................................21
SECTION 2. Checks, etc...............................................................................21
SECTION 3. Licenses and Permits......................................................................21
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                                      iii
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                              MAXI DRUG NORTH, INC.
                            (a Delaware Corporation)

                                     BY-LAWS

                                    ARTICLE I

                                OFFICES AND SEAL

     SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be located in Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof shall be Corporation Service Company.

     SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time appoint or the business of the Corporation may require.

     SECTION 3. SEAL. The seal of the Corporation shall, subject to alteration by the Board of Directors, consist of a flat-faced circular die with the word "Delaware", together with the name of the Corporation and the year of incorporation, cut or engraved thereon. The seal may be used by causing it, or a facsimile thereof to be affixed, impressed, reproduced or used in any other manner permitted by law.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE OF MEETING. Meetings of the stockholders shall be held either within or without the State of Delaware at such place as the Board of Directors may fix from time to time, or if the Board of Directors does not fix the place, by the person or group calling the meeting, and as stated in the notice of meeting.

     SECTION 2. ANNUAL MEETING. Beginning with the first calendar year after the year of incorporation, an annual meeting of the stockholders shall be held on the last Friday of September each year (or if that be a legal holiday in the place where the meeting is to be held, on the next succeeding business day). The purposes for which the annual meeting is to be held in addition to those prescribed by law, the Certificate of Incorporation or these By-Laws, shall be specified by the director(s) or the President. If no annual meeting is held in accordance with this Section, a special meeting may be held in lieu thereof, and any action taken at such a meeting shall have the same effect as if taken by the annual meeting.

     SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be called by the Chairman of the Board of Directors, if there be one, the President,

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and special meetings shall be called by the President or the Secretary at the request in writing of at least half of the Board of Directors or of holders often percent (10%) or more of the shares entitled to vote at the meeting. Such request of stockholders shall state the purpose or purposes of the proposed meeting. The business transacted at any special meeting of the stockholders shall be limited to the purpose or purposes stated in the notice of the meeting, unless otherwise agreed by all stockholders present in person or by proxy and entitled to vote at the meeting.

     SECTION 4. NOTICE. Written or printed notice of every meeting of stockholders, annual or special, stating the hour, date and place thereof, and the purpose or purposes in general terms for which the meeting is called shall, not less than ten (10) days, or such longer period as shall be provided by law, the Certificate of Incorporation, these By-Laws, or otherwise, and not more than sixty (60) days before such meeting. Such notice shall be given in the manner set forth in Article VI.

     SECTION 5. PRESIDING OFFICER. The President shall preside at all meetings of the stockholders, unless the Board of Directors shall have elected a person other than the President to serve as Chairman; in the absence of the President, the Chairman of the Board, if any, shall preside. In the absence of both the Chairman of the Board and the President, a presiding officer shall be selected by vote of the holders of a majority of the shares of stock whose holders are present in person or by proxy and entitled to vote at the meeting.

     SECTION 6. QUORUM AND ADJOURNMENTS. Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or by proxy at any meeting of stockholders of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat, shall be requisite and shall constitute a quorum. If two or more classes of stock are entitled to vote as separate classes upon any question, then, in the case of each such class, a quorum for the consideration of such question shall, except as otherwise provided by law or by the Certificate of Incorporation, consist of a majority in interest of all stock of that class issued, outstanding and entitled to vote. If a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat or, where a larger quorum is required, such quorum, shall not be represented at any meeting of the stockholders regularly called, the holders of a majority of the shares present or represented by proxy and entitled to vote thereat shall have power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented; provided, however, that if the adjournment is for more than thirty
(30) days, notice of the hour, date and place of the adjourned meeting shall be given to each stockholder entitled to vote thereat. Subject to the requirements of law and the Certificate of Incorporation, on any issue on which two or more classes of stock are entitled to vote separately, no adjournment shall be taken with respect to any class for which a quorum is present unless the Chairman of the meeting otherwise directs. At any meeting held to consider matters which were subject to adjournment for want of a quorum at which the requisite amount of shares entitled to vote thereat shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

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     SECTION 7. VOTES; PROXIES. Except as otherwise provided in the Certificate of Incorporation, at each meeting of stockholders, every stockholder of record at the closing of the transfer books, if closed, or on the date set by the Board of Directors for the determination of stockholders entitled to vote at such meeting, shall have one vote for each share of stock entitled to vote which is registered in such stockholder's name on the books of the Corporation, and, in the election of directors, may vote cumulatively to the extent, if any, and in the manner authorized in the Certificate of Incorporation.

     At each such meeting every stockholder entitled to vote shall be entitled to do so in person, by electronic means or by proxy appointed by an instrument in writing or as otherwise permitted by law subscribed by such stockholder and bearing a date not more than three (3) years prior to the meeting in question, unless said instrument provides for a longer period during which it is to remain in force. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or any interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary of the Corporation an instrument in writing or as otherwise permitted by law revoking the proxy or another duly executed proxy bearing a later date. No proxy be valid after 11 months from its date, unless otherwise provided therein.

     Voting at meetings of stockholders need not be by written ballot and, except as otherwise provided by law, need not be conducted by inspectors of election unless so determined by the Chairman of the meeting or by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or represented by proxy at such meeting. If it is required or determined that inspectors of election be appointed, the Chairman shall appoint two inspectors of election, who shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of their ability. The inspectors so appointed shall take charge of the polls and, after the balloting, shall make a certificate of the result of the vote taken. No director or candidate for the office of director shall be appointed as such inspector. At all meetings of the stockholders, all questions relating to the qualification of voters shall be decided by the presiding officer of the meeting.

     At any meeting at which a quorum is present, a plurality of the votes properly cast for election to fill any vacancy on the Board of Directors shall be sufficient to elect a candidate to fill such vacancy, and a majority of the votes properly cast upon any other question shall decide the question, except in any case where a larger vote is required by law, the Certificate of Incorporation, these By-Laws, or otherwise.

     SECTION 8. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not

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less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any section of the Delaware General Corporation Law other than Section 228 thereof, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the Delaware General Corporation Law, and that written notice has been given as provided in such Section 228.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all of the powers of the Corporation except such as are by law, the Certificate of Incorporation, or these By-Laws conferred upon or reserved to the stockholders.

     SECTION 2. NUMBER AND ELECTION. The Board of Directors shall number no less than one (1) nor greater than seven (7). Directors elected by a majority vote, may nominate successor directors, unless only one director is in office. Until the first meeting of the directors is held, the Board of Directors shall consist of the persons named as such in the written consent of the Sole Incorporator. Thereafter, and at such subsequent annual meeting of the stockholders, the stockholders shall elect Directors and determine the number of members of the Board of Directors.

     At any time during any year, except as otherwise provided by law, the Certificate of

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Incorporation, these By-Laws, or otherwise, the number of directors may be increased or reduced, in each case by vote of a majority of the stock issued and outstanding and present in person or represented by proxy and entitled to vote for the election of directors.

     SECTION 3. TERM OF OFFICE. Each director shall hold office until the next annual meeting of stockholders, provided that if he or she is not re-elected or if his or her successor is not elected thereat and there remains a vacancy in the Board of Directors, he or she shall serve until his or her successor is duly elected and qualified or until his or her earlier death or resignation, subject to the right of the stockholders at any time to remove any director or directors as provided in Section 4 of this Article. Directors need not be stockholders of the Corporation.

     SECTION 4. VACANCIES. If any vacancy shall occur among the directors, or if the number of directors shall at any time be increased, the directors then in office, although less than a quorum, by a majority vote may fill the vacancies or newly-created directorships, or in the absence of any such director, by the holders of stock of each class acting at special meeting of stockholders. A director elected to fill a vacancy shall hold office during the remainder of the term of the director he or she replaces.

     SECTION 5. REMOVAL BY STOCKHOLDERS. Except as otherwise provided by law, the Certificate of Incorporation or otherwise, the holders of record of the capital stock of the Corporation entitled to vote for the election of directors may, by a majority vote, remove any director or directors, with or without cause, and, in their discretion, elect a new director or directors in place thereof.

     SECTION 6. RESIGNATION OF DIRECTORS. A Director may resign at any time by giving written notice of his or her resignation to the Chairman of the Board of Directors or the President. His or her resignation shall take effect at the time received unless another time is specified in the notice.

     SECTION 7. COMPENSATION. Directors shall receive compensation for their services, as such, and for service on any Committee of the Board of Directors, as fixed by resolution of the Board of Directors and for expenses of attendance at each regular or special meeting of the Board or any Committee thereof. Nothing in this Section shall be construed to preclude a director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                              MEETINGS OF DIRECTORS

     SECTION 1. TIME AND PLACE OF MEETINGS OF NEW BOARD. The first meeting of each newly elected Board of Directors shall be held at such time and place as are fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary in order legally to constitute the meeting, provided a quorum is present. If the stockholders fail to fix the time or place of the newly elected Board of Directors, or if such meeting is not held at the time

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and place so fixed by the stockholders, the meeting may be held at such time and place as are specified in a notice given as hereinafter provided for special meetings of the Board.

     SECTION 2. REGULAR MEETINGS. Meetings of the Board of Directors shall be held at such place, within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, if there be one, or by the President, and as may be specified in the notice or waiver of notice of any meeting. Meetings may be held at any time upon the call of the Chairman of the Board, if there be one, or the President or any two (2) of the directors in office by oral, telegraphic, telex, telecopy or other form of electronic transmission, or written notice, duly served or sent or mailed to each director not less than twenty-four (24) hours before such meeting, except that, if mailed, not less than seventy two (72) hours before such meeting.

     Meetings may be held at any time and place without notice if all the directors are present and do not object to the holding of such meeting for lack of proper notice or if those not present shall, in writing or by telegram, telex, telecopy or other form of electronic transmission, waive notice thereof. A regular meeting of the Board may be held without notice immediately following the annual meeting of stockholders at the place where such meeting is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board. Except as otherwise provided by law, the Certificate of Incorporation or otherwise, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors or any committee thereof need be specified in any written waiver of notice.

     Members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to the foregoing provisions shall constitute presence in person at the meeting.

     SECTION 3. PRESIDING OFFICER. The Chairman of the Board, or if he or she has not been elected, the President, shall preside at all meetings of the Board of Directors. In the absence of the Chairman of the Board and the President, a presiding officer shall be selected by a majority vote of the members of the Board present at the meeting.

     SECTION 4. VOTES. Except as otherwise provided by law, the Certificate of Incorporation or otherwise, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 5. QUORUM AND ADJOURNMENT. Except as otherwise provided by law, the Certificate of Incorporation or otherwise, a majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally noticed. The directors present at a duly called or held meeting at which

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a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum, unless a majority of present members object.

     SECTION 6. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Such consent shall be treated as a vote adopted at a meeting for all purposes. Such consents may be executed in one or more counterparts and not every Director or committee member need sign the same counterpart.

     SECTION 7. LIMITATION OF LIABILITY. No director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) for any transaction from which the director derived an improper personal benefit.

     SECTION 8. PARTICIPATION VIA COMMUNICATIONS EQUIPMENT. Directors may participate in a meeting of the Board of Directors or of any Committee of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and speak to each other, and such participation in the meeting shall constitute presence in person at such meeting.

     SECTION 9. MINUTES. Minutes shall be kept of all meetings of the Board of Directors. If the Secretary of the Corporation is not present at the meeting, the minutes shall be kept by a person designated by the Chairman of the meeting and shall be filed with the Secretary. Minutes of meetings of a Committee shall be distributed to the Board of Directors in accordance with resolutions establishing such Committee.

                                    ARTICLE V

                             COMMITTEES OF DIRECTORS

     SECTION 1. EXECUTIVE COMMITTEE. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint an Executive Committee of one
(1) or more members, to serve during the pleasure of the Board, to consist of such directors as the Board may from time to time designate. The Board of Directors shall designate the Chairman of the Executive Committee.

     (a) PROCEDURE. The Executive Committee shall, by a vote of a majority of its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its

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          own rules of procedure, no change in which shall be made save by a majority vote of its members.

     (b) RESPONSIBILITIES. During the intervals between the meetings of the Board of Directors, except as otherwise provided by the Board of Directors in establishing such Committee or otherwise, the Executive Committee shall possess and may exercise all the powers of the Board in the management and direction of the business and affairs of the Corporation; provided, however, that the Executive Committee shall not, except to the extent the Certificate of Incorporation or the resolution providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the Delaware General Business Corporation Law, have the power:

          (i) to amend or authorize the amendment of the Certificate of Incorporation or these By-Laws;

          (ii)   to authorize the issuance of stock;

          (iii)  to authorize the payment of any dividend;

          (iv) to adopt an agreement of merger or consolidation of the Corporation or to recommend to the stockholders the sale, lease or exchange of all or substantially all the property and business of the Corporation;

          (v) to recommend to the stockholders a dissolution, or a revocation of a dissolution, of the Corporation;

          (vi)   to adopt a certificate of ownership and merger pursuant to
                 Section 253 of the Delaware Business Corporation Law;

          (vii) to fill a vacancy on the Board of Directors, remove a director, fix the compensation of the directors for serving on the Board of Directors, or amend or repeal any resolution of the Board of Directors that is not by its terms so amendable or repealable; or

          (viii) to elect any of the principal officers or remove any of the officers elected by the Board of Directors.

     (c) REPORTS. The Executive Committee shall keep regular minutes of its proceedings, and all action by the Executive Committee shall be reported promptly to the Board of Directors. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

     (d) APPOINTMENT OF ADDITIONAL MEMBERS. In the absence or disqualification of any member of the Executive Committee, the member or members thereof present at

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          any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     SECTION 2. AUDIT COMMITTEE. The Board of Directors may, by resolution passed by a majority of the whole Board, appoint an Audit Committee of one (1) or more members who shall not be officers or employees of the Corporation to serve during the pleasure of the Board. The Board of Directors shall designate the Chairman of the Audit Committee.

     (a) PROCEDURE. The Audit Committee, by a vote of a majority of its members, shall fix its own times and places of meeting, shall determine the number of its members constituting a quorum for the transaction of business, and shall prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

     (b) RESPONSIBILITIES. The Audit Committee shall review the annual financial statements of the Corporation prior to their submission to the Board of Directors, shall consult with the Corporation's independent auditors, and may examine and consider such other matters in relation to the internal and external audit of the Corporation's accounts and in relation to the financial affairs of the Corporation and its accounts, including the selection and retention of independent auditors, as the Audit Committee may, in its discretion, determine to be desirable.

     (c) REPORTS. The Audit Committee shall keep regular minutes of its proceedings, and all action by the Audit Committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

     (d) APPOINTMENT OF ADDITIONAL MEMBERS. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     SECTION 3. OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, at any time appoint one or more other committees from and outside of its own number. Every such committee must include at least one (1) member of the Board of Directors. The Board may from time to time designate or alter, within the limits permitted by law, the Certificate of Incorporation and this Article, if applicable, the duties, powers and number of members of such other committees or change their membership, and may at any time abolish such other committees or any of them.

     (a) PROCEDURE. Each committee, appointed pursuant to this Section, shall, by a vote of a majority of its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

     (b) RESPONSIBILITIES. Each committee, appointed pursuant to this Section, shall exercise the powers assigned to it by the Board of Directors in its discretion.

     (c) REPORTS. Each committee appointed pursuant to this Section shall keep regular minutes of proceedings, and all action by each such committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such action shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

     (d) APPOINTMENT OF ADDITIONAL MEMBERS. In the absence or disqualification of any member of each committee, appointed pursuant to this Section, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors (or, to the extent permitted, another person) to act at the meeting in place of any such absent or disqualified member.

     SECTION 4. TERM OF OFFICE. Each member of a committee shall hold office until the first meeting of the Board of Directors following the annual meeting of stockholders (or until such other time as the Board of Directors may determine, either in the vote establishing the committee or at the election of such member or otherwise) and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed, is replaced by change of membership or becomes disqualified by ceasing to be a director (where membership on the Board is required), or until the committee is sooner abolished by the Board of Directors.

                                   ARTICLE VI

                                     NOTICES

     SECTION 1. HOW MADE. Any notice required by law, the Certificate of Incorporation, or these By-Laws to be given to stockholders or directors shall be in writing. Such notice to a stockholder or director shall be either presented to him personally, or left at his residence or usual place of business, or transmitted by prepaid telegram, fax, or other mode of record communication, or mailed postage prepaid, to him at his address as it appears on the records of the Corporation. Notice by mail shall be deemed to have been given on the day after its deposit in the United States mail. Notice by telegram, fax, or other mode of record communication shall be deemed to have been given at the time of dispatch. A notice of meeting need not state the purpose of the meeting except to the extent required by law, the Articles of Organization, or these By-Laws.

     SECTION 2. WAIVER OF NOTICE. Whenever any notice of the time, place, or purpose of any meeting of the stockholders, the Board of Directors, or a Committee of the Board is required to be given by law, the Articles of Organization or these By-Laws, a written waiver thereof, signed by a person entitled to such notice either before, at, or after the meeting and filed with

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records of the meeting, or actual attendance in person at a meeting of the Board or a Committee for the express purpose of objecting to the transacting of any business because the meeting is not lawfully called or convened shall not constitute a waiver of notice.

                                   ARTICLE VII

                                    OFFICERS

     SECTION 1. OFFICERS. The Board of Directors shall elect a President, a Secretary and a Treasurer, and, in their discretion, may elect a Chairman of the Board, a Vice Chairman of the Board, a Controller, and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers as deemed necessary or appropriate. The powers and duties of more than one office may be exercised and performed by the same person.

     SECTION 2. HOW ELECTED. The principal officers shall be elected by the Board of Directors and the election shall be ratified by the shareholders. Other officers shall be elected by the Board, or appointed, pursuant to authority granted by the Board.

     SECTION 3. TENURE. The tenure of all officers except for the President, Treasurer, and Secretary shall be one year unless a shorter term is specified in the vote choosing or appointing them. Other officers shall serve until resignation or removal or until successors are elected or appointed.

     SECTION 4. REMOVAL. Any officer may be removed by action of the Board of Directors whenever, in the judgment of the Board, the best interests of the Corporation shall be served thereby. Removal of an officer shall be without prejudice to his contractual rights.

     SECTION 5. RESIGNATION. Any officer may resign his office at any time by giving written notice of his resignation to the Chairman of the Board or to the President. His resignation shall take effect at the time received unless another time is specified in the notice.

     SECTION 6. COMPENSATION. The salaries or other compensation of all officers elected by the Board of Directors shall be fixed from time to time by the Board.

     SECTION 7. VACANCIES. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors, at any regular or special meeting.

     SECTION 8. CHAIRMAN OF THE BOARD. A Chairman of the Board may be elected from among the directors at the first meeting of the Board of Directors following each annual meeting of the stockholders, by a vote of the majority of the directors in office, to serve at the pleasure of the Board of Directors or until his or her successor is elected. The Chairman of the Board shall, if present, preside at all meetings of the Board and at all meetings of the stockholders. He or she shall perform such other duties as from time to time may be assigned to him or her by the Board. The Chairman of the Board shall be eligible to serve as the officer of the Corporation designated as Chairman, as President, or as any other officer of the Corporation.

     SECTION 9. PRESIDENT. The President shall be the chief executive officer of the Corporation. Subject to the directions of the Board of Directors, the President shall have and exercise direct charge of and general supervision over the business and affairs of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall perform all duties incident to the office of the chief executive officer of a corporation and other duties as from time to time may be assigned to him or her by the Board of Directors. The President may but need not be a member of the Board of Directors.

     SECTION 10. EXECUTIVE VICE PRESIDENTS AND VICE PRESIDENTS. Each Executive Vice President and Vice President if appointed by the Board of Directors, shall in the absence or disability of the President, perform the duties and exercise the powers of the President as assigned by the Board of Directors and shall have and exercise such powers and shall perform such duties as from time to time may be assigned to him or to her by the Board of Directors or the President. The Executive Vice President, if one is appointed by the Board of Directors, shall be Senior to any Vice Presidents elected by the Board of Directors or appointed pursuant to authority granted by the Board of Directors.

     SECTION 11. SECRETARY. The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors in books provided for the purpose; shall see that all notices are duly given in accordance with the provisions of law and these By-Laws; the Secretary shall be custodian of the records and of the corporate seal or seals of the Corporation; shall see that the corporate seal is affixed to all documents the execution of which, on behalf of the Corporation under its seal, is duly authorized, and, when the seal is so affixed, he or she may attest the same; the Secretary may sign, with the President, an Executive Vice President or a Vice President, certificates of stock of the Corporation; and, in general, the Secretary shall perform all duties incident to the office of Secretary of a corporation, and such other duties as from time to time may be assigned to him or her by the Board of Directors.

     SECTION 12. ASSISTANT SECRETARIES. The Assistant Secretaries in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Secretary.

     SECTION 13. TREASURER. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositaries as shall, from time to time, be selected by the Board of Directors; may endorse for collection on behalf of the Corporation checks, notes and other obligations; may sign receipts and vouchers for payments made to the Corporation; may sign checks of the Corporation, singly or jointly with another person as the Board of Directors may authorize, and pay out and dispose of the proceeds under the direction of the Board; the Treasurer shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; the Treasurer may sign, with the President, or an Executive Vice President or a Vice President, certificates of stock of the Corporation; and in general, shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as from time to time may be assigned by the Board of Directors. Unless the Board of Directors shall otherwise determine, the Treasurer shall be the chief financial officer of the Corporation.

     SECTION 14. ASSISTANT TREASURERS. The Assistant Treasurers in order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Treasurer.

     SECTION 15. CONTROLLER. The Controller, if elected, shall be the chief accounting officer of the Corporation and shall perform all duties incident to the office of a controller of a corporation, and, in the absence of or disability of the Treasurer or any Assistant Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the President or the Treasurer.

     SECTION 16. ASSISTANT CONTROLLERS. The Assistant Controllers in order of their seniority shall, in the absence or disability of the Controller, perform the duties and exercise the powers of the Controller and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Controller.

     SECTION 17. SUBORDINATE OFFICERS. The Board of Directors may appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

                                  ARTICLE VIII

                              CERTIFICATES OF STOCK

     SECTION 1. FORM AND EXECUTION OF CERTIFICATES. The interest of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman or Vice Chairman of the Board, if any, the President, an Executive Vice President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may by resolution prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk acting on behalf of the Corporation, the signatures of any such Chairman, Vice Chairman, President, Executive Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimiles, engraved or printed. In case any officer or officers, who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such officer or officers, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers.

     In case the corporate seal which has been affixed to, impressed on, or reproduced in any such certificate or certificates shall cease to be the seal of the Corporation before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the seal affixed thereto, impressed thereon or reproduced therein had not ceased to be the seal of the Corporation.

     Every certificate for shares of stock which are subject to any restriction on transfer pursuant to law, the Certificate of Incorporation, these By-Laws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate, and shall also set forth, on the face or back, either the full text of the restriction or a statement of the existence of such restriction and (except if such restriction is imposed by law) a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued, or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     SECTION 2. TRANSFER OF SHARES. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by law or by the Certificate of Incorporation. It shall be the duty of each stockholder to notify the Corporation of his or her post office address.

     SECTION 3. CLOSING OF TRANSFER BOOKS. The stock transfer books of the Corporation may, if deemed appropriate by the Board of Directors, be closed for such length of time not exceeding fifty (50) days as the Board may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

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     SECTION 4. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In
order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, the Certificate of Incorporation or otherwise, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall, unless otherwise required by law, the Certificate of Incorporation or otherwise, not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto provided that if the resolution relates to the payment of a dividend or allotment of rights such payment or allotment shall be made not more than sixty (60) days after the date of the adoption of the resolution. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 5. LOST OR DESTROYED CERTIFICATES. In case of the loss or destruction of any certificate of stock, a new certificate may be issued under the following conditions:

     (a) The owner of said certificate shall file with the Secretary or any Assistant Secretary of the Corporation an affidavit giving the facts in relation to the ownership, and in relation to the loss or destruction of said certificate, stating its number and the number of shares represented thereby; such affidavit shall be in such form and contain such statements as shall satisfy the President, any Executive Vice President, Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer, that said certificate has been accidentally destroyed or lost, and that a new certificate ought to be issued in lieu thereof. Upon being so satisfied, any such officer may require such owner to furnish the

          Corporation a bond in such penal sum and in such form as he or she may deem advisable, and with a surety or sureties approved by him or her, to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of a new certificate in lieu thereof. Upon such bond being so filed, if so required, a new certificate for the same number of shares shall be issued to the owner of the certificate so lost or destroyed; and the transfer agent and registrar, if any, of stock shall countersign and register such new certificate upon receipt of a written order signed by any such officer, and thereupon the Corporation will save harmless said transfer agent and registrar in the premises. In case of the surrender of the original certificate, in lieu of which a new certificate has been issued, or the surrender of such new certificate, for cancellation, the bond of indemnity given as a condition of the issue of such new certificate may be surrendered; or

     (b) The Board of Directors of the Corporation may by resolution authorize and direct any transfer agent or registrar of stock of the Corporation to issue and register respectively from time to time without further action or approval by or on behalf of the Corporation new certificates of stock to replace certificates reported lost, stolen or destroyed upon receipt of an affidavit of loss and bond of indemnity in form and amount and with surety satisfactory to such transfer agent or registrar in each instance or upon such terms and conditions as the Board of Directors may determine.

     SECTION 6. UNCERTIFICATED SHARES. The Board of Directors of the Corporation may by resolution provide that one or more of any or all classes or series of the stock of the Corporation shall be uncertificated shares, subject to the provisions of Section 158 of the Delaware General Corporation Law.

     SECTION 7. STOCK LEDGER. The Corporation shall maintain in its principal office for the transaction of business an original or duplicate stock ledger containing the names and addresses of all stockholders and the number of shares of each class held by each stockholder. The stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

     SECTION 8. CLOSE CORPORATION. There shall not be more than thirty shareholders. The Corporation shall make no offering of any of its stock of any class which would constitute a public offering within the meaning of the United States Securities Act of 1933, as amended.

                                   ARTICLE IX

                             EXECUTION OF DOCUMENTS

     SECTION 1. EXECUTION OF CHECKS, NOTES, ETC. All checks and drafts on the Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, or agent or agents, as shall be thereunto authorized from time to time by the Board of Directors, which may in its discretion authorize any such signatures to be facsimile.

     SECTION 2. EXECUTION OF CONTRACTS, ASSIGNMENTS, ETC. Unless the Board of Directors shall have otherwise provided generally or in a specific instance, all contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. The Board of Directors may, however, in its discretion, require any or all such instruments to be signed by any two or more of such officers, or may permit any or all of such instruments to be signed by such other officer or officers, agent or agents, as it shall be thereunto authorize from time to time.

     SECTION 3. EXECUTION OF PROXIES. The President, any Executive Vice President or any Vice President, and the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer, or any other officer designated by the Board of Directors, may sign on behalf of the Corporation proxies to vote upon shares of stock of other companies standing in the name of the Corporation.

                                    ARTICLE X

                               INSPECTION OF BOOKS

     The Board of Directors shall determine from time to time whether, and if allowed, to what extent and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (except such as may by law be specifically open to inspection) or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.

                                   ARTICLE XI

                                   FISCAL YEAR

     The fiscal year of the Corporation shall end on May 31st unless otherwise fixed by resolution of the Board of Directors, and may be changed by resolution of the Board of Directors if they deem it desirable.

                                   ARTICLE XII

                                   AMENDMENTS

     These By-Laws may be altered, amended, changed or repealed and new By-Laws adopted at a meeting of the stockholders called for that purpose by a vote of not less than fifty one percent (51%) of the stockholders present or represented and voting on such matters. The call for the meeting, or waiver thereof, shall state the proposed alteration or amendment in general terms. Any by-law, whether made, altered, amended, changed or repealed by the stockholders may be repealed, amended, changed, further amended, changed, repealed or reinstated, as the case may be, as herein provided.

                                  ARTICLE XIII

                                 INDEMNIFICATION

     INDEMNIFICATION

     SECTION 1. Indemnification of Officers, Directors and Others.

     (a) ACTIONS BY THIRD PARTIES. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise or non-profit entity against all liability, losses, expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding against any such person by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that he or she did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (b) ACTIONS BY THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise or non-profit entity against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

     (c) INDEMNIFICATION FOR EXPENSES. To the extent that any present or former director or officer of this Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) of this Section 1, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with such defense.

     (d) LIMITATION ON INDEMNIFICATION. No indemnification provided hereunder shall cover liabilities or expenses in connection with any matter which shall be disposed of through a compromise payment by such Director, officer, employee or agent, pursuant to the consent decree or otherwise, unless such compromise shall first be approved as in the best interests of the Corporation (a) by a vote of Directors in which no interested Director participates, or (b) by a vote or the written approval of the holders of a majority of the outstanding stock at the time having the right to vote for Directors, not counting as outstanding any stock owned by any interested Director, officer, employee or agent of the Corporation and may include payment by the Corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding; upon receipt of an agreement by the person indemnified, to repay such payment if he shall be finally adjudicated to be not entitled to such indemnification.

     SECTION 2. AUTHORIZATION. Any indemnification under subsection (a) or (b) of Section 1 of this Article XIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, partner, member, trustee, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsection (a) or
(b), as the case may be. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination: (i) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

     SECTION 3. EXPENSE ADVANCE. Expenses (including attorneys' fees) incurred by a present or former officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, as authorized in one of the manners provided in Section 2 of this Article XIII, upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article
XIII. Such expenses (including attorneys' fees) incurred by other employees or agents of the Corporation may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

     SECTION 4. NONEXCLUSIVITY. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, partner, member, trustee, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 5. INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise or non-profit entity against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article or Section 145 of the Delaware General Corporation Law.

     SECTION 6. "THE CORPORATION". For the purposes of this Article, references to "the Corporation" shall include the resulting corporation and, to the extent that the Board of Directors of the resulting corporation so decides, all constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as director, officer, partner, member, trustee, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise or non-profit entity shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation if its separate existence had continued.

     SECTION 7. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such

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other corporation, partnership, joint venture, trust or other enterprise or non-profit entity or from insurance.

     SECTION 8. OTHER DEFINITIONS. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, trustee, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, trustee, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

     SECTION 9. CONTINUATION OF INDEMNIFICATION. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, trustee, partner, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 10. AMENDMENT OR REPEAL. Neither the amendment nor repeal of this Article nor the adoption of any provision of these By-Laws inconsistent with this Article shall reduce, eliminate or adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the effectiveness of such amendment, repeal or adoption.

                                   ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 1. ANNUAL STATEMENTS. The Board of Directors shall prepare or cause to be prepared full and correct statements of the affairs of the Corporation for each fiscal year, including a balance sheet and a financial statement of operations for that fiscal year, and shall present such statements at the next annual meeting of the stockholders held in the next fiscal year.

     SECTION 2. CHECKS, ETC. All checks, drafts, orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or other employee or employees as may from time to time be designated by the Board of Directors.

     SECTION 3. LICENSES AND PERMITS. All applications for permits, licenses, registrations, qualifications, and other rights directed to any department of agency of the government of the United States or of any state, district, or municipality thereby may be signed by the President or by such other officers as the Board of Directors may from time to time designate.

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